SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registration                             [X]
Filed by a party other than the Registration          [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive  Additional Materials
[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

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                        INVESCO INTERNATIONAL FUNDS, INC.

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Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            ------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------------

      (5)   Total fee paid:

            ------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            ----------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            ----------------------------------------

      (3)   Filing Party:

            ----------------------------------------

      (4)   Date Filed:

            ----------------------------------------

                                               INVESCO INTERNATIONAL FUNDS, INC.


                                                           ^ September 18, 1997

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Dear INVESCO International Funds, Inc. Shareholder:


      Enclosed is a Proxy Statement for the ^ October 28, 1997 ^ special meeting of shareholders of INVESCO International Growth Fund, INVESCO Pacific Basin Fund and INVESCO European Fund ^(each, a "Fund" and collectively, the "Funds"), the three series of INVESCO International Funds, Inc. (the "Company").



      As explained more fully in the attached Proxy Statement, shareholders of each of the Funds will be asked to approve a ^ Plan and Agreement of Distribution (the "Plan") applicable ^ to new assets in the Funds ^ after ^ the Plan is implemented.

      The board of directors of the Company believes that ^ adoption of the Plan is in the best interests of the Funds' shareholders. Therefore, we ask that you read the enclosed materials and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-646- 8372. They will be happy to answer any questions that you might have.

      Your  vote  is  important.   The  ^  Plan  we  are   submitting  for  your
consideration ^ is significant to the Company, the Funds and to you as a shareholder. If we do not receive sufficient votes to approve ^ this proposal, we may have to send additional mailings or conduct additional telephone canvassing ^. Therefore, please take the time to read the Proxy Statement and cast your vote on the enclosed proxy card, and return it in the enclosed pre-addressed, postage-paid envelope.


Sincerely,


Dan J. Hesser
President
INVESCO International Funds, Inc.
   INVESCO International Growth Fund
   INVESCO Pacific Basin Fund
   INVESCO European Fund

 ^

                                               INVESCO INTERNATIONAL FUNDS, INC.

                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237



                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON ^ OCTOBER 28, 1997^

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      Notice is  hereby  given  that a  special  meeting  of  shareholders  (the
"Meeting") of INVESCO International Growth Fund, INVESCO Pacific Basin Fund and INVESCO European Fund ^(each, a "Fund" and collectively, the "Funds"), the three series of INVESCO International Funds, Inc. (the "Company"), will be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237 on ^ Tuesday, October 28, 1997^, at 10:00 a.m., Mountain Time, for the following purposes:

      1^. To approve or disapprove a Plan and Agreement of Distribution (the "Plan") for each Fund.

      ^ 2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      The board of directors of the Company has fixed the close of business on ^ September 4, 1997 ^ as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

      A complete list of shareholders of the Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Funds for any purpose germane to the Meeting during ordinary business hours after ^ September 18, 1997, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237.


      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of directors of the Company.

                                      IMPORTANT

      Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.


      The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to approve ^ Proposal 1 for any Fund.


      Your vote, then, could be critical in allowing the Company to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.


                                          By Order of the Board of Directors,

                                          /s/ Glen A. Payne
                                          --------------------------------
                                          Glen A. Payne
                                          Secretary




Denver, Colorado
Dated: September 18, 1997

^

                                               INVESCO INTERNATIONAL FUNDS, INC.

                                                            ^ September 18, 1997

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                          INVESCO INTERNATIONAL FUNDS, INC.
                               7800 East Union Avenue
                               Denver, Colorado 80237


                                   PROXY STATEMENT
                         FOR SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ^ OCTOBER 28, 1997^


                                    INTRODUCTION


      The enclosed proxy is being solicited by the board of directors (the "Board" or the "Directors") of INVESCO International Funds, Inc. (the "Company") on behalf of INVESCO International Growth Fund, (the "International Growth Fund"), INVESCO Pacific Basin Fund (the "Pacific Basin Fund") and INVESCO European Fund (the "European Fund") ^(each, a "Fund" and collectively, the "Funds"), the three series of the Company, for use in connection with the special meeting of shareholders of the Funds (the "Meeting") to be held at 10:00 a.m., Mountain Time, on ^ Tuesday, October 28, 1997^, at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. The Company's Annual Report, including financial statements of the Company for the fiscal year ended October 31, 1996, and Semi-Annual Report, including financial statements of the Company for the period ended April 30, 1997, are available without charge upon request from Glen A. Payne, Secretary of the Company, at P.O. Box 173706, Denver, Colorado 80217-3706 (telephone number 1-800-646-8372). The approximate mailing date of proxies and this Proxy Statement is ^ September 18, 1997.

      The primary ^ purpose of the Meeting ^ is to allow shareholders to consider ^ a Plan and Agreement of Distribution (the "Plan") for each of the Funds.
^

      The following factors should be considered by shareholders in determining whether to approve the Plan:


o The Plan has been approved by the ^ Board, including the Directors who are completely independent of any INVESCO-affiliated Company ("the Independent Directors").

o     The relationship of the Plan to the overall cost structure of the Funds.

o The potential long-term benefits of the Plan to the Funds and their shareholders.

o     The effect of the Plan on existing shareholders.


      If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR ^ Proposal 1. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.


      Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fiduciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which it does not vote.


      Because the ^ proposal being submitted for a vote of the shareholders of each Fund ^ is similar, the Board determined to combine the proxy materials for the Funds in order to reduce the cost of preparing, printing and mailing the proxy materials.


      In order to further reduce costs, the notices to shareholders having more than one account in a Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

      Execution of the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.


      Shareholders of record of the Funds ^ at the close of business on ^ September 4, 1997 ^(the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, ^ 32,448,184.173 shares of beneficial interest of the Company, $.01 par value per share, were outstanding, including ^ 5,526,167.899 shares of the International Growth Fund, ^ 6,985,330.807 shares of the Pacific Basin Fund and ^ 19,936,685.567 shares of the European Fund.

      In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Company, ^ by officers and employees of INVESCO Funds Group, Inc. ("IFG"), the investment adviser and transfer agent of the Funds ^, and by officers and employees of INVESCO Distributors, Inc. ("IDI"), the distributor of the Funds, personally or by telephone or telegraph, without special compensation. Until September 29, 1997, ^ IFG is the distributor of the Funds. Effective on that date, ^ IDI, a wholly-owned subsidiary of ^ IFG, will become the distributor of the Funds. ^ IFG and IDI are referred to collectively as "INVESCO." In addition, Shareholder Communications Corporation ("SCC") has been retained to assist in the solicitation of proxies.


      As the meeting date approaches, certain shareholders whose votes the Company has not yet received may receive telephone calls from representatives of SCC requesting that they authorize SCC, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with the procedures set forth below. INVESCO believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

      SCC has received an opinion of Maryland counsel that addresses the validity, under the applicable laws of the State of Maryland, of authorization given orally to execute a proxy. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public policy against the acceptance of proxies signed by an orally authorized agent, provided it adheres to the procedures set forth below.


      In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, Social Security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC representative has the responsibility to explain the voting process, read the ^ proposal listed on the proxy card, and ask for the shareholder's instructions on ^ the proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

      All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid by INVESCO.


      The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve ^ Proposal 1. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. ^ If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

PROPOSAL 1:       APPROVAL OR DISAPPROVAL OF THE ^ PLAN AND AGREEMENT OF
                  DISTRIBUTION

Background

      At the Meeting, shareholders are to consider a Plan and Agreement of Distribution (the "Plan") approved by the Board on May 16, 1997. The reasons why the Directors, including all of the Independent Directors, determined that it was reasonably likely that the Plan would contribute to an increase in sales of shares of the Funds, with resulting benefits to the Funds and their shareholders, are set forth in detail below. Briefly, the Board determined that an enhanced marketing effort by ^ IDI on behalf of the Funds would benefit each Fund in maintaining and improving its market share, and that such an effort would be enhanced by adoption of the Plan, under which each Fund's assets will be available to compensate ^ IDI for a portion of the costs of marketing and distributing Fund shares.


      Changing Mutual Fund Distribution Patterns


      In years past, no-load mutual funds such as those offered by the Company were sold directly by their distributors. Today, no-load mutual funds increasingly are sold through the efforts of third parties such as ^ full-service brokerage firms, discount brokers, banks, investment advisers, consultants and others. Some of these third parties are compensated for sales efforts; others are compensated for ongoing services that they provide to mutual fund shareholders; still others are compensated for both. ^ According to Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), retail equity mutual funds with similar capital appreciation objectives to those of the Funds, which are primarily distributed through financial intermediaries, offer, with very few exceptions, distribution or service fees to such third party intermediaries. Among such funds during 1996, Strategic Insight estimated that 93% of net cash flows (new sales net of redemptions) were captured by funds with stated annual fees to intermediaries of 25 basis points or higher; only 7% of net flows were captured by such funds not offering such fees. The INVESCO Mutual Funds are no different from the rest of the industry in this respect. ^ IFG has advised the Company that nearly 80% of the gross ^ sales of all INVESCO Mutual Funds in calendar year 1996 came through third party ^ intermediaries.

      While the mutual fund industry has evolved increasingly toward fee-based compensation of third party intermediaries and advisory services asset allocation, the Company's pricing structure has remained unchanged. Historically, ^ IFG has compensated these third parties, and paid a wide variety of ^ marketing expenses, out of the revenues it derives from the Funds for portfolio management and other services provided to the Funds. In the judgment of ^ IFG and the Board, continuing this approach places the Funds at a competitive marketing disadvantage to their peers.

      Although the INVESCO Mutual Funds have grown significantly in the past five years, INVESCO and the Company compete against management companies having far greater resources at their command. The costs of ^ distributing the INVESCO Mutual Funds (including the Funds) have increased substantially over the last few years. In 1992, ^ IFG spent $6.7 million ^ distributing the INVESCO Mutual Funds; in 1996, ^ IFG spent $11 million on such efforts. ^ While INVESCO cannot outspend its competitors, it believes it must spend at least enough to provide what its competitors offer to third parties to distribute and provide services to their mutual funds and to generally inform investors that the Funds offer attractive alternatives to other fund groups. INVESCO has advised the Board that to do both requires a significant increase in the money and personnel devoted to marketing shares of the Funds.



     This is a need that is not unique to the Company, or to the INVESCO Mutual Funds as a group. In order to increase revenue available for spending in the areas of advertising, sales promotion, and maintenance of an effective sales effort, many competing mutual fund groups, both load and no-load, have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act, under which fund assets are available to pay certain expenses of distributing fund shares and providing ongoing services to shareholders.

     Several of the INVESCO Mutual Funds adopted ^ distribution plans in 1990, and most new INVESCO Mutual Funds started since that time have such plans. Again, this is not unique. Data on the mutual fund industry compiled by Lipper Analytical Services, Inc. shows that at December 31, 1996, 6,367 of the 10,118 open-end mutual funds registered with the SEC (62.9%) were using fund assets to pay for distribution expenses, either through Rule 12b-1 plans or a direct charge against fund assets. In 1990, only 54.6% of all such funds had such payments in place. According to INVESCO, one reason why many no-load funds have adopted Rule 12b-1 plans is to give them a means, through payment of ^ service fees, to compensate third party ^ intermediaries for helping to sell fund shares and providing ongoing services to shareholders.

     It is important to note that adoption of the Plan will not result in a windfall of revenue for INVESCO. INVESCO has committed to the Board, and the Board has acted in reliance on such commitment, that it will continue bearing expenses of marketing the INVESCO Mutual Funds at least equal to the level of expenses that it has currently committed to the Board to bear (at least $2.5 million annually). Thus, adoption of the proposed Plan will have the effect of making additional ^ monies available for promotion and marketing of the Funds, but will not result in increased profits to INVESCO from INVESCO's reducing its own marketing expenditures below the commitment level.

     The Board and INVESCO believe that the adoption of the Plan is reasonably likely to improve the sales of Fund shares by providing third party ^ intermediaries with an incentive to provide ongoing services to Fund shareholders and sell shares of the Funds, and ^ by providing monies for INVESCO to embark on an enhanced ^ distribution effort on behalf of the Funds which the Board and INVESCO believe ^ should assist the Funds ^ to remain competitive in the marketplace.

Impact Of The Proposed Plan On The Cost Structures Of The Funds


      The proposed Plan is prospective in nature. Thus, the fee will only be assessed based on new sales of shares, exchanges into each Fund and reinvestments of dividends and capital gains distributions (collectively "New Assets") of each Fund which occur after the Plan is implemented. If approved by shareholders, the Plan will become effective on the first day of the month following the month in which shareholder approval is received, and the first payments under the Plan will be made in the second month following shareholder approval. To illustrate how the Plan will work, assume that a Fund has $500 million in assets on October 31, 1997. Assume further that the Plan is implemented on November 1, 1997 and that the Fund's New Assets are $50 million in November 1997, for total assets of $550 million. Under this illustration, the fees assessed under the Plan would be applied to the $50 million New Assets after adoption of the Plan, and the cost will be absorbed pro rata by all Fund shareholders. Investment performance of the Fund's assets and redemptions have no impact on the Plan. Redemptions of shares acquired with New Assets will not reduce the dollar amounts to which the Plan's fees will be applied. Any increase or decrease in the net asset value of New Assets will not affect the dollar amounts to which the Plan's fees will be applied. Increases in the net asset value of shares of a Fund existing prior to implementation of the Plan also will not increase the dollar amounts to which the Plan's fees will be applied. At no time will the fees under the Plan be applied to a level of New Assets higher than the net assets of the Fund.

     The proposed Plan would authorize use of a small percentage of assets of the Funds to compensate ^ IDI for expenditures it undertakes to promote ^ distribution of Fund shares. The Plan would limit the amount of a Fund's assets which could be used for this purpose during any 12-month period to a maximum of
0.25 of 1% (25 basis points) of ^ New Assets of that Fund added after the Plan is implemented. Any increase in this rate would require consent of the Board and shareholders of the applicable Fund. The compensation allowed under the proposed Plan is modest in comparison to Rule 12b-1 plans that have been adopted by many other mutual funds. Some funds have adopted distribution plans authorizing ^ up to 1% of fund assets on an annual basis to be used to ^ compensate the distributor for the costs of distributing fund shares. ^

      Adoption of the proposed Plan will ^ increase expenses a shareholder would pay on a $1,000 investment in ^ a Fund (assuming a 5% annual return) by approximately $2.63 for one year. Another way of looking at the effect of this proposal is to consider the fact that, if a Fund had a net asset value per share of $10, the deduction of the maximum ^ distribution and service fee charge would reduce the price per share by two and one-half cents ($.025) for the entire year ($.00007 per share per day). Daily changes in the market price of the Funds' securities often result in a fluctuation in the Funds' net asset values per share by an amount greater than the yearly amount of the reduction in the per share net asset values that will result from the ^ distribution and service charge. If the Plan had been effective at ^ July 1, 1996, based on the average daily net assets of each Fund's ^ portfolio and the ^ New Assets in each Fund ^ after that date, as of June 30, 1997, the estimated maximum annual payments of the Funds for the twelve months then ended would have been:

                                                    Estimated Maximum
                                                      Annual Payments
      Fund                                            ($000s omitted)

      International Growth Fund                                $225 ^
      ^ Pacific Basin Fund                                       $319
      ^ European Fund                                            $691

      ^ Operating expenses of each Fund are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing a Fund's total return. Annual operating expenses are calculated as a percentage of a Fund's average annual net assets. The tables below show the expense ratios for each Fund for the twelve months ended June 30, 1997, and the estimated pro forma expense ratios for each Fund if the proposed Plan had been in effect from July 1, 1996 through June 30, 1997.

                                                                      Pro Forma
                                                             Estimated Expenses
                                        Expenses at          Including Proposed
                                      June 30, 1997                        Plan
International Growth Fund
Management Fee                                1.00%                       1.00%
12b-1 Fee                                      None                       0.24%
Other Expenses                                0.68%                       0.68%
Total Fund Operating Expenses                 1.68%                       1.92%



Pacific Basin Fund
Management Fee                                0.75%                       0.75%
12b-1 Fee                                      None                       0.22%
Other Expenses                                0.92%                       0.92%
Total Fund Operating Expenses                 1.67%                       1.89%

European Fund
Management Fee                                0.75%                       0.75%
12b-1 Fee                                      None                       0.22%
Other Expenses                                0.47%                       0.47%
Total Fund Operating Expenses                 1.22%                       1.44%
^^

Benefits To Existing Shareholders Of The Funds

      Shareholders will no doubt observe that adoption of the proposed Plan may benefit the Funds and INVESCO, but may wonder whether the Plan will benefit them.

      First, as noted above, it is important to understand that the Plan ^ is prospective in nature and will only be assessed based on New Assets of the Funds which ^ accrue after the Plan is implemented. ^ Therefore, the initial increases in the expenses of the Funds are expected to be substantially less than the 0.25% maximum amount for which approval is sought, because payments will be made only as to ^ New Assets on or after ^ the date on which the Plan is implemented. As the proportion of Fund ^ New Assets on or after that date to the total ^ Fund assets increases, the actual expenses caused by Plan payments also will increase (but in no event will exceed 0.25% of the average annual net assets of each Fund).


      The Board and INVESCO believe that there is a reasonable likelihood that there will be benefits to existing shareholders, including:

      o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Company's Funds;

      o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of a Fund's securities in amounts and at times that are disadvantageous for investment purposes and, therefore, disadvantageous to the remaining shareholders;

      o The positive effect which increased Fund assets will have on its revenues could allow INVESCO:


            o To have greater resources to make the financial commitments necessary to continue to improve the quality and level of Fund and shareholder services (in both systems and personnel) that Fund shareholders have come to expect;


            o To increase the number and type of mutual funds available to investors from INVESCO (and support them in their infancy), and thereby expand the investment choices available to all shareholders;

            o To acquire and retain talented employees who desire to be associated with a growing organization.

      Moreover, increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g., allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan. To the extent that Fund assets are increased as the result of increased sales, breakpoints in the investment advisory fee schedule (i.e., asset levels at which the investment advisory fee rate is reduced) may be reached which would have the effect of reducing a Fund's management fee. This, however, may not necessarily lead to a reduction in a Fund's overall expense ratio compared to the Fund's expense ratio prior to implementation of the Plan.

      Although INVESCO believes that there is a reasonable likelihood that these benefits to shareholders will occur, INVESCO can make no guarantee that these benefits will have any impact on investment performance of any Fund.


Protections Afforded Shareholders Under The Proposed Plan


      The proposed Plan is described in detail below. However, the Board and INVESCO believe that shareholders should ^ be aware of certain protections that are either in the proposed Plan itself or are embedded in the proposed Plan under the terms of Rule 12b-1 under the 1940 Act.


      No Carryover Of Expenses

      The proposed Plan does not permit carrying over distribution expenses in excess of the above 25 basis points to subsequent periods. As you may know, many Rule 12b-1 plans of other mutual funds permit the carrying over of such excess expenses (subject to the approval of those funds' boards), and the resultant buildup of large expense accruals subject to compensation. Building up of large expense accruals is a major complaint that is often raised concerning the operation of Rule 12b-1 plans.

      Quarterly Review By The Board Of Directors


      INVESCO will be required to submit reports to the Board on a quarterly basis concerning the marketing expenses that have been compensated under the Plan; and, very importantly, the Directors will be able to terminate the Plan at any time, which would terminate subsequent Plan payments. The Board must approve annually the continuation of the Plan, or such Plan will terminate automatically along with the payments under it by ^ a Fund.


Description Of The Plan


      On May 16, 1997, the Board adopted the proposed Plan, subject to approval by shareholders of the Funds. A copy of the Plan is attached as Exhibit ^ A. The distribution and service expenses borne by each Fund will be in addition to the distribution expenses that INVESCO currently bears, and that it intends to continue bearing, pursuant to a commitment INVESCO has made to the INVESCO Mutual Funds. The Plan will obligate INVESCO to submit quarterly reports of expenditures under the Plan to the Board. Such quarterly reports will be reviewed by the Board, including a majority of the ^ Independent Directors. In addition, INVESCO has made a commitment to the Directors to provide them with the proposed annual budget for its marketing efforts on behalf of the INVESCO Mutual Funds, including the Company's Funds.

      Each Fund is authorized under the proposed Plan to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by a Fund to ^ IDI to permit it, at ^ IDI's discretion, to engage in certain activities, and provide certain services approved by the Board in connection with the distribution of each Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Funds) to securities dealers and other financial institutions and organizations, which may include INVESCO- affiliated companies, to obtain various distribution-related and/or administrative services (except administrative services already provided under separate agreements with INVESCO-affiliated companies) for the Funds. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Funds' Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.


      In addition, other permissible activities and services include advertising, the preparation and distribution of sales literature, printing and distributing prospectuses to prospective investors, and such other services and promotional activities for the Funds as may from time to time be agreed upon by the Company and the Board, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO or its affiliates or by third parties.


      Under the Plan, the Company's payments to ^ IDI on behalf of each Fund are limited to an amount computed at an annual rate of 0.25% of each Fund's average net assets ^ added after the Plan is implemented. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of ^ IDI whose primary responsibilities involve marketing shares of the INVESCO Mutual Funds, including the Funds. Payment amounts by each Fund under the Plan, for any month, may be made to compensate ^ IDI for permissible activities engaged in and services provided by ^ IDI during the rolling 12-month period in which that month falls^. Therefore, any obligations incurred by ^ IDI in excess of the limitations described above will not be paid by the Funds under the Plan, and will be borne by ^ IDI. In addition, ^ IDI may from time to time make additional payments from its revenues to securities dealers ^, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Funds. No further payments will be made by the Funds under the Plan in the event of its termination. Also, any payments made by the Funds may not be used to finance directly the distribution of shares of any other ^ Fund of the Company or other mutual fund advised by ^ IFG. Payments made by each Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate.

      INVESCO will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from INVESCO's use of its own resources, including profits from investment advisory fees received from the Funds, provided that such fees are legitimate and not excessive.

      The Plan is subject to the requirements of Rule 12b-1 under the 1940 Act. The Plan has been approved by the Company's Board, including all of the Independent Directors, and is being submitted to the shareholders of the Funds for approval at this shareholders' meeting. Under Rule 12b-1, the Board must review expenditures under the Plan no less often than quarterly, and the Plan may continue in effect only so long as such continuance is approved at least annually by the Board, including a majority of the Independent Directors. A material amendment to the Plan requires approval by the Board, including a majority of the Independent Directors, and any amendment which would materially increase the amount which any of the Funds may expend under the Plan also requires approval by a majority of the outstanding shares of ^ that Fund. The Plan and any agreements relating to its implementation may be terminated, in the case of the Plan, at any time, and in case of any agreements, upon sixty days' written notice to the other party, by vote of a majority of the Independent Directors or by the vote of a majority of the outstanding shares of the Funds. Such agreements will also terminate automatically if assigned. So long as the Plan continues in effect, the selection and nomination of the disinterested Directors of the Company are committed to the discretion of the Independent Directors.

Basis Of Board Of Directors' Recommendations


      The Independent Directors had available to them the assistance of outside legal counsel throughout the process of determining whether to approve the Plan. Prior to and during the ^ May 16, 1997 meeting the Independent Directors requested and received all information they deemed necessary to enable them to determine whether the Plan is in the best interests of the Company, the Funds and their shareholders. At the ^ meeting, the Independent Directors reviewed and discussed materials furnished by Fund management and also met with representatives of INVESCO.

      In connection with their consideration of the proposed Plan, the Directors were furnished with a draft of the Plan and related materials, including a memorandum from INVESCO, which outlined the uses and benefits of distribution plans under Rule 12b-1 of the 1940 Act currently being used in the mutual fund industry, and certain data concerning such plans prepared by ^ IFG. In addition, the Company's legal counsel provided additional information, summarized the provisions of the proposed Plan, and discussed the legal and regulatory considerations in adopting such Plan.


      In approving the Plan, the Directors determined, in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act, that, based upon the material requested and evaluated by them, the Plan is reasonably likely to benefit the Funds and their shareholders.


      The Directors considered various factors relevant to the Funds' situation, including the investment and sales history of the Funds, their marketing experience using ^ IFG as distributor, possible ways in which sales of shares could be increased, and the effect of the proposed Plan on the Funds and their shareholders. The Board also noted that while shareholders of several INVESCO Mutual Funds did not approve distribution plans similar to the Proposed Plan in 1990, shareholders of several others did approve such plans. During the last five years that those current Rule 12b-1 Plans have been in effect, there have been positive results. The ^ table below, prepared by INVESCO, ^ summarizes certain of these results by noting the percentage increase in gross ^ sales during calendar years 1992, 1993, 1994, 1995, and 1996 of both the INVESCO 12b-1 and non-12b-1 Mutual Funds which were in existence when the current 12b-1 Plans were instituted. These figures were calculated by comparing the gross ^ sales of the relevant INVESCO 12b-1 and non-12b-1 Funds over these years to these Funds' gross ^ sales during calendar year 1990. They include exchanges and dividend reinvestments, but do not include information with respect to INVESCO Value Trust, which was not distributed by INVESCO in 1990.



                                   Percent of Gross Sales Increase
                    ------------------------------------------------------------
  Type of Funds
                            1992        1993        1994        1995        1996
--------------------------------------------------------------------------------
INVESCO                  617.99%     538.96%     442.01%     307.33%     331.58%
12b-1 Funds
--------------------------------------------------------------------------------
INVESCO Non-             146.93%     225.79%     122.27%     147.45%     291.47%
12b-1 Funds
================================================================================




      ^ These figures show that^ the gross sales of the INVESCO 12b-1 Mutual Funds compare favorably to the gross ^ sales of the INVESCO Mutual Funds without ^ such plans over this entire time period. In short, the addition of 12b-1 plans for certain of the INVESCO Mutual Funds in 1990 appear to have ^ contributed to increased gross ^ sales of those INVESCO Mutual Funds, compared to the INVESCO Mutual Funds without such plans. ^



      It was also represented to the Board that there would be no diminution of the promotional and marketing efforts currently maintained by INVESCO in connection with promoting sales of shares of the Funds. At the meeting, it was suggested that the ^ monies made available under the proposed Plan could be used for direct support of targeted advertising and promotional campaigns for the Funds in specific regional areas, as well as for general promotion and advertising of the Funds. The Directors specifically questioned ^ IFG as to why it believed adoption of the proposed Plan could be expected to stimulate additional sales of shares of the Funds, thereby assisting the Funds by increasing the present asset base. After discussion, it was agreed that it was reasonable to expect that an enhanced ^ marketing effort by INVESCO on behalf of the Funds, together with the ability to compensate third party ^ intermediaries for helping to sell the Funds' shares and/or providing services to Fund shareholders, would have a reasonable likelihood of producing these results. The Board also placed importance on the fact that the Board and, in particular, the Independent Directors, would be able to monitor the nature, manner and amount of expenditures of the Funds under the Plan by reviewing the quarterly reports of ^ IDI's distribution expenditures that ^ IDI is obligated to provide the Board, and by being able to terminate the Plan, and thereby end all obligations of the Funds to make payments thereunder, at any time.

       In approving the proposed Plan, the Board took into account, among other things, the following factors: the nature and causes of the problems or circumstances which made implementation of the Plan advisable and appropriate; the way in which the Plan would address these problems or circumstances, including the nature and potential amount of the expenditures; the relationship of such expenditures to the overall cost structure of the Funds; the nature of the anticipated benefits; the time it might take for those benefits to be achieved; the merits of possible alternative plans; the interrelationship between the Plan and the activities of INVESCO; and the effect of the Plan on existing shareholders.


      The Directors concluded ^ that there was reasonable likelihood that the Funds and their shareholders will benefit from the adoption of the Plan in the following ways:


o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of portfolio securities in amounts and at times that are disadvantageous for investment purposes;

o Enhanced marketing efforts, if successful, should result in an increase in net assets and afford greater flexibility in pursuing the investment objectives of the Funds;

o Increased Fund assets could allow INVESCO to: have greater resources to make the financial commitments necessary to improve the quality and level of Fund and shareholder services (in both systems and personnel); increase the number and type of mutual funds in the group (and support them in their infancy) and thereby expand the investment choices available to all shareholders; and acquire and retain talented employees who desire to be associated with a growing organization; and


o The cost to the Funds of the Plan would be partly offset to the extent that increased Fund assets result in economies of scale (e.g., sharing fixed expenses over a larger asset base or possibly reaching advisory fee breakpoints more quickly)^.


      The Directors concluded that the various possible benefits described above would be of substantially equal significance to both new and existing shareholders of the Funds, and thus no unfair burden will fall on any group of Fund shareholders from adoption of the proposed Plan. In addition, while INVESCO will benefit from increased management fees as a result of growth in Fund assets, the Directors concluded that such benefit to INVESCO will not be disproportionate to the above-described anticipated benefits to the Funds and shareholders of the Funds resulting from growth in Company assets. Finally, while adoption of the proposed Plan will increase the expense ratio of the Funds by the amount of the distribution payments from assets of the Funds (less any economies of scale attributable to the Plan), the Directors were satisfied that the increased expense ratio will not be out of line with the expense ratios of comparable mutual funds.

      The Directors recognized that there is no assurance that the expenditures of assets of the Funds to finance distribution of shares of the Funds will result in additional sales of shares or in an increase in the net assets of the Funds, upon which the above benefits depend. The Directors determined, however, that there is a reasonable likelihood that one or more of such benefits will result and that they will be in a position to monitor the distribution expenses of the Funds and to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

Vote Required


      As provided under the 1940 Act, approval of the Plan with respect to a Fund will require the affirmative vote of a majority of the outstanding shares of ^ that Fund voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of ^ the Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of ^ the Fund.

      If the shareholders of any particular Fund fail to approve the Plan, the Plan will not go into effect for that Fund, and that Fund will not participate in the enhanced advertising and marketing effort by ^ IDI on behalf of the INVESCO Mutual Funds described above. However, the Plan will go into effect for each Fund that receives shareholder approval.


              THE DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT
                 EACH FUND'S SHAREHOLDERS VOTE TO APPROVE THE PLAN.


INFORMATION CONCERNING ADVISER, SUB-ADVISER, DISTRIBUTOR AND AFFILIATED
COMPANIES


      ^ IFG, a Delaware corporation, serves as the Company's investment adviser, ^ and provides other services to the Company. ^ IDI, a Delaware corporation, is a wholly-owned subsidiary of ^ IFG. IFG is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly-owned subsidiary of ^ AMVESCAP PLC ("AMVESCAP").(1) The corporate headquarters of AMVESCAP are located at 11 Devonshire Square, London EC2M 4YR, England. ^ IFG's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. ^ IFG currently serves as investment adviser and, until September 29, 1997, as distributor of 14 open-end investment companies having aggregate net assets of $16.4 billion as of July 31, 1997. Effective September 29, 1997, IDI will become the distributor of the Funds.

      The principal executive officers and directors of ^ IFG and their principal occupations are:

      Dan J. Hesser, Chairman of the Board, President^ and Chief Executive Officer ^, also, President and ^ Director of ITC; Hubert L. Harris, Jr., Director, also, ^ Chairman of INVESCO Services, Inc., ^ Chief ^ Executive Officer of INVESCO Individual Services Group; Charles P. Mayer, Director, also, Senior Vice President and Director of ITC; Robert J. O'Connor, Director, also, Chief Executive Officer and Chairman of INVESCO Retirement Plan Services, a division of ^ IFG. Brian N. Minturn has resigned as an officer and director of IFG effective June 25, 1998 and no longer has any operational responsibilities with IFG.


      The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237, with the exception of the address of ^ Mr. Harris, which is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309 and Mr. O'Connor, whose address is ^ 1201 Peachtree Street, N.E., Atlanta, Georgia ^ 30361.

      INVESCO Asset Management Limited ("IAML") serves as the sub-adviser to the Funds. IAML is a direct wholly-owned subsidiary of INVESCO Europe Limited
("IEL"), 11 Devonshire Square, London EC2M 4YR, England. IEL is a direct wholly-owned subsidiary of AMVESCAP. IAML has the primary responsibility for providing portfolio investment advisory services to the Funds. ^ IAML currently serves as adviser or sub-adviser to ^ 117 investment portfolios having aggregate net assets of ^ $7.83 billion as of July 31, 1997.

      The principal executive ^ officers and directors of IAML and their principal occupations are as follows:

---------------------------
(1)
  The  intermediary  companies  between  INAH and  AMVESCAP  are as  follows:
INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

     Jeffrey C. Attfield, Deputy Chief Executive, Chairman of the Board and Fund Manager; Tristan P. A. Hillgarth, Chief Executive and Director; Sarah C. Bates, Director and Managing Director, Investment Trust Division; Francesco Bertoni, Director and Investment Manager; Roy N. Bracher, Director and Investment Director; Anthony Broccardo, Director and Fund Manager; Ian A. Carstairs, Director and Investment Manager; Adam D. Cooke, Director and Marketing Manager of Investment Services; Andre J. Crossley, Director and Fund Manager; Olivier de Faramond, Director and Fund Manager; David C. Gillan, Director and Investment Director; Peter J. Glynne-Percy, Director and Investment Manager; ^ David C. Hypher, Director and Investment Director; Martin R. Kraus, Director and Investment Manager; Jeremy C. Lambourne, Director and Finance Director; Rory S. Powe, Director and Investment Manager; Ricardo Ricciardi, Director and Chief Investment Officer; J-B de Franssu, Director; and P. Lockwood, Director.

     The address of each of the foregoing ^ officers and directors is 11 Devonshire Square, London EC2M 4YR, England.

^

     Pursuant to an Administrative Services Agreement between the Company and ^ IFG, IFG provides administrative services to the Company, including ^ sub-accounting and recordkeeping services and functions. During the fiscal year ended October 31, 1996, the Company paid ^ IFG total compensation of ^ $107,207 in payment for such services ($23,409, $37,930 and $45,868 of such compensation was paid ^ IFG by the International Growth Fund, the Pacific Basin Fund and the European Fund, respectively).

     During the fiscal year ended October 31, 1996, the Company paid ^ IFG, which also serves as the Company's registrar, transfer agent and dividend disbursing agent, total compensation of $2,093,585 for such services ($383,054, $870,770 and $839,761 of such compensation was paid ^ IFG by the International Growth Fund, the Pacific Basin Fund and the European Fund, respectively).

              SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS ^ AND FUND
                                    MANAGEMENT^


      The following table sets forth, as of the Record Date, the beneficial ownership of each Fund's issued and outstanding shares of beneficial interest by each 5% or greater shareholder.

---------------------------------------------
                                                                      Percent of
Name and Address                       Amount & Nature of              Shares of
of Beneficial Owner               Beneficial Ownership(2)    Beneficial Interest

International Growth Fund


Commerce Bank of Kansas City               2,098,203.6180                 38.804
TTEE For Farmland Industries
Coop Retirement Plan
P.O. Box 13366
Kansas City, MO 64199

Charles Schwab & Co., Inc.                   579,638.2620                 10.720
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104

Pacific Basin Fund


Charles Schwab & Co., Inc.                 2,814,011.1660                 51.500
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104

European Fund


Charles Schwab & Co., Inc.                 7,764,180.6000                 39.058
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104


      As of the Record Date, officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares and less than 1% of each Fund's outstanding shares.


-----------------------
(2)
   Each  beneficial   owner named above shares  investment power with respect to the shares listed next to its respective row, but its customers retain sole voting power.

                                   OTHER BUSINESS

      The management of the Company has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                SHAREHOLDER PROPOSALS

      The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company, 7800 East Union Avenue, Denver, Colorado 80237. The Company has not received any shareholder proposals to be presented at this Meeting.

                                           By Order of the Board of Directors,



                                                   Glen A. Payne
                                                   Secretary


^ September 18, 1997

                                     EXHIBIT A


             PLAN AND AGREEMENT OF DISTRIBUTION PURSUANT TO RULE 12b-1


      PLAN AND AGREEMENT made as of the [28th] day of [October], 1997, by and between INVESCO INTERNATIONAL FUNDS, INC., a Maryland corporation (hereinafter called the "Company"), and INVESCO DISTRIBUTORS, Inc., a Delaware corporation ("INVESCO").

      WHEREAS, the Company engages in business as an open-end management investment company, and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

      WHEREAS, the Company desires to finance the distribution of the shares of each of its three classes or series of common stock, each of which represents an interest in a separate portfolio of investments, together with any additional such classes or series that may hereafter be offered to the public (individually, a "Fund" and collectively, the "Funds"), in accordance with this Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Act (the "Plan and Agreement"); and

      WHEREAS, INVESCO desires to be retained to perform services in accordance with such Plan and Agreement and on said terms and conditions; and

      WHEREAS, this Plan and Agreement has been approved by a vote of the board of directors of the Company, including a majority of the directors who are not interested persons of the Company, as defined in the Act, and who have no direct or indirect financial interest in the operation of this Plan and Agreement (the "Disinterested Directors") cast in person at a meeting called for the purpose of voting on this Plan and Agreement;

      NOW, THEREFORE, the Company hereby adopts the Plan set forth herein and the Company and INVESCO hereby enter into this Agreement pursuant to the Plan in accordance with the requirements of Rule 12b-1 under the Act, and provide and agree as follows:

      1. The Plan is defined as those provisions of this document by which the Company adopts a Plan pursuant to Rule 12b- 1 under the Act and authorizes payments as described herein. The Agreement is defined as those provisions of this document by which the Company retains INVESCO to provide distribution services beyond those required by the General Distribution Agreement between the parties, as are described herein. The Company may retain the Plan notwithstanding termination of the Agreement. Termination of the Plan will automatically terminate the Agreement. The Company is hereby authorized to utilize the assets of the Company to finance certain activities in connection with distribution of the Company's shares.

      2. Subject to the supervision of the board of directors, the Company hereby retains INVESCO to promote the distribution of shares of each of the Funds by providing services and engaging in activities beyond those specifically required by the Distribution Agreement between the Company and INVESCO and to provide related services.
            The activities and services to be provided by INVESCO hereunder shall include one or more of the following: (a) the payment of compensation (including trail commissions and incentive compensation) to securities dealers, financial institutions and other organizations, which may include INVESCO-affiliated companies, that render distribution and administrative services in connection with the distribution of the shares of each of the Funds; (b) the printing and distribution of reports and prospectuses for the use of potential investors in each Fund; (c) the preparing and distributing of sales literature; (d) the providing of advertising and engaging in other promotional activities, including direct mail solicitation, and television, radio, newspaper and other media advertisements; and (e) the providing of such other services and activities as may from time to time be agreed upon by the Company. Such reports and prospectuses, sales literature, advertising and promotional activities and other services and activities may be prepared and/or conducted either by INVESCO's own staff, the staff of INVESCO-affiliated companies, or third parties.

      3. INVESCO hereby undertakes to use its best efforts to promote sales of shares of each of the Funds to investors by engaging in those activities specified in paragraph (2) above as may be necessary and as it from time to time believes will best further sales of such shares.

      4. Each Fund is hereby authorized to expend, out of its assets, on a monthly basis, and shall pay INVESCO to such extent, to enable INVESCO at its discretion to engage over a rolling twelve-month period (or the rolling twenty-four month period specified below) in the activities and provide the services specified in paragraph
            (2) above, an amount computed at an annual rate of 0.25 of 1% of the average daily net assets of each Fund during the month. INVESCO shall not be entitled hereunder to payment for overhead expenses (overhead expenses defined as customary overhead not including the costs of INVESCO's personnel whose primary responsibilities involve marketing of the INVESCO Funds). Payments by a Fund hereunder, for any month, may be used to compensate INVESCO for: (a) activities engaged in and services provided by INVESCO during the rolling twelve-month period in which that month falls, or (b) to the extent permitted by applicable law, for any month during the first twenty-four months following a Fund's commencement of operations, activities engaged in and services provided by INVESCO during the rolling twenty-four month period in which that month falls, and any obligations incurred by INVESCO in excess of the limitation described above shall not be paid for out of Fund assets. No Fund shall be authorized to expend, for any month, a greater percentage of its assets to pay INVESCO for activities engaged in and services provided by INVESCO during the rolling twenty-four month period referred to above than it would otherwise be authorized to expend out of its assets to pay INVESCO for activities engaged in and services provided by INVESCO during the rolling twelve-month period referred to above. No payments will be made by the Company hereunder after the date of termination of the Plan and Agreement.

      5. To the extent that obligations incurred by INVESCO out of its own resources to finance any activity primarily intended to result in the sale of shares of a Fund, pursuant to this Plan and Agreement or otherwise, may be deemed to constitute the indirect use of Fund assets, such indirect use of Fund assets is hereby authorized in addition to, and not in lieu of, any other payments authorized under this Plan and Agreement.

      6. The Treasurer of INVESCO shall provide to the board of directors of the Company, at least quarterly, a written report of all moneys spent by INVESCO on the activities and services specified in paragraph (2) above pursuant to the Plan and Agreement. Each such report shall itemize the activities engaged in and services provided by INVESCO to a Fund as authorized by the penultimate sentence of paragraph (4) above. Upon request, but no less frequently than annually, INVESCO shall provide to the board of directors of the Company such information as may reasonably be required for it to review the continuing appropriateness of the Plan and Agreement.


      7. This Plan and Agreement shall each become effective immediately upon approval by a vote of a majority of the outstanding voting securities of the Company as defined in the Act, and shall continue in effect until ^[October 28], 1998 unless terminated as provided below. Thereafter, the Plan and Agreement shall continue in effect from year to year, provided that the continuance of each is approved at least annually by a vote of the board of Directors of the Company, including a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Disinterested Directors or by the vote of a majority of the outstanding voting securities of that Fund. INVESCO, or the Company, by vote of a majority of the Disinterested Directors or of the holders of a majority of the outstanding voting securities of each Fund, may terminate the Agreement under this Plan as to such Fund, without penalty, upon 30 days' written notice to the other party. In the event that neither INVESCO nor any affiliate of INVESCO serves the Company as investment adviser, the agreement with INVESCO pursuant to this Plan shall terminate at such time. The board of directors may determine to approve a continuance of the Plan, but not a continuance of the Agreement, hereunder.

      8. So long as the Plan remains in effect, the selection and nomination of persons to serve as directors of the Company who are not "interested persons" of the Company shall be committed to the discretion of the directors then in office who are not "interested persons" of the Company. However, nothing contained herein shall prevent the participation of other persons in the selection and nomination process, provided that a final decision on any such selection or nomination is within the discretion of, and approved by, a majority of the directors of the Company then in office who are not "interested persons" of the Company.

      9. This Plan may not be amended to increase the amount to be spent by a Fund hereunder without approval of a majority of the outstanding voting securities of that Fund. All material amendments to the Plan and Agreement must be approved by the vote of the board of directors of the Company, including a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such amendment.

      10. To the extent that this Plan and Agreement constitutes a Plan of Distribution adopted pursuant to Rule 12b-1 under the Act it shall remain in effect as such, so as to authorize the use by each Fund of its assets in the amounts and for the purposes set forth herein, notwithstanding the occurrence of an "assignment," as defined by the Act and the rules thereunder. To the extent it constitutes an agreement with INVESCO pursuant to a plan, it shall terminate automatically in the event of such "assignment." Upon a termination of the agreement with INVESCO, the Funds may continue to make payments pursuant to the Plan only upon the approval of a new agreement under this Plan and Agreement, which may or may not be with INVESCO, or the adoption of other arrangements regarding the use of the amounts authorized to be paid by the Funds hereunder, by the Company's board of directors in accordance with the procedures set forth in paragraph 7 above.

      11. The Company shall preserve copies of this Plan and Agreement and all reports made pursuant to paragraph 6 hereof, together with minutes of all board of directors meetings at which the adoption, amendment or continuance of the Plan were considered (describing the factors considered and the basis for decision), for a period of not less than six years from the date of this Plan and Agreement, or any such reports or minutes, as the case may be, the first two years in an easily accessible place.

      12. This Plan and Agreement shall be construed in accordance with the laws of the State of Colorado and applicable provisions of the Act. To the extent the applicable laws of the State of Colorado, or any provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Plan and Agreement on the ---th day of --------------, 1997.


                                          INVESCO INTERNATIONAL FUNDS, INC.


                                          By: -------------------------------
                                               Dan J. Hesser, President
ATTEST:
         -------------------------
          Glen A. Payne, Secretary
                                          INVESCO DISTRIBUTORS, INC.


                                          By: ------------------------------
                                               Ronald L. Grooms,
                                               Senior Vice President
ATTEST:  -------------------------
          Glen A. Payne, Secretary

                        INVESCO INTERNATIONAL FUNDS, INC.
                        INVESCO International Growth Fund

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                October 28, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO International Growth Fund (the "Fund") of INVESCO International Funds, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Tuesday, October 28, 1997 at 10:00 a.m. (Mountain ^ Time) and at any adjournment thereof, upon the ^ matter set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ^ September 18, 1997, receipt of which is hereby acknowledged.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ^ PROPOSAL 1.

                                                                       ^ INVIGF


INVESCO INTERNATIONAL FUND, INC.
INVESCO International Growth Fund

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
         WHICH  RECOMMENDS A VOTE "FOR":


^


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


^ Vote On Proposal                                   For      Against    Abstain

^ 1.     Proposal to approve a Plan and Agreement    ___          ___        ___
         of Distribution for the Fund.


---------------------------------------   --------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date   Signature (Joint Owners)        Date

                        INVESCO INTERNATIONAL FUNDS, INC.
                           INVESCO Pacific Basin Fund

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                October 28, 1997



The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Pacific Basin Fund (the "Fund") of INVESCO International Funds, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Tuesday, October 28, 1997 at 10:00 a.m. (Mountain ^ Time) and at any adjournment thereof, upon the ^ matter set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ^ September 18, 1997, receipt of which is hereby acknowledged.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ^ PROPOSAL 1.

                                                                       ^ INVPBF


INVESCO INTERNATIONAL FUND, INC.
INVESCO Pacific Basin Fund

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
         WHICH  RECOMMENDS A VOTE "FOR":


^


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person


^ Vote On Proposal                                   For      Against    Abstain

^ 1.     Proposal to approve a Plan and Agreement    ___          ___        ___
         of Distribution ^ for the Fund.

---------------------------------------      -----------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date      Signature (Joint Owners)      Date

                        INVESCO INTERNATIONAL FUNDS, INC.
                              INVESCO European Fund

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                October 28, 1997



The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO European Fund (the "Fund") of INVESCO International Funds, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Tuesday, October 28, 1997 at 10:00 a.m. (Mountain ^ Time) and at any adjournment thereof, upon the ^ matter set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ^ September 18, 1997, receipt of which is hereby acknowledged.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ^ PROPOSAL 1.

                                                                       ^ INVEVF


INVESCO INTERNATIONAL FUND, INC.
INVESCO European Fund

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
         WHICH  RECOMMENDS A VOTE "FOR":


^


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


^ Vote On Proposal                                   For      Against    Abstain

^ 1.     Proposal to approve a Plan and Agreement    ___          ___        ___
         of Distribution for the Fund.

---------------------------------------      -----------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date      Signature (Joint Owners)     Date